UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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□ Soliciting Material Pursuant to §240.14a-12

DANDRIT BIOTECH USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DANDRIT BIOTECH USA, INC.

Fruebjergvej 3, Box 62

2100 Copenhagen, Denmark

December 1, 2015

To our Stockholders:

A Special Meeting in lieu of an annual meeting of the stockholders (the “Meeting”) of DanDrit Biotech USA, Inc. (the “Company”) will be held at 4:00 p.m, local time on Friday, January 8, 2016, and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Special Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Eric Leire
Eric Leire
Chief Executive Officer, Principal Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the special meeting of stockholders to be held on January 8, 2016: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2014 and the transition period from January 1, 2015 through June 30, 2015, and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at http://www.viewproxy.com/DanDritBiotech/2016. These proxy materials are available free of charge.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF DANDRIT BIOTECH USA, INC.

TO BE HELD JANUARY 8, 2016

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Meeting”) of DanDrit Biotech USA, Inc., a Delaware corporation (the “Company”), will be held at 4:00 p.m., local time on Friday, January 8, 2016, and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark for the following purposes:

1.	To elect a slate of nominees consisting of current directors Dr. Eric Leire, N.E. Nielsen, Aldo Peterson and Dr. Jacob Rosenberg to serve as directors of the Company until the annual meeting of stockholders for the fiscal year ending June 30, 2017;

2.	To ratify the appointment of Gregory & Associates, LLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2016; and

3.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Company’s Board of Directors recommends that you vote in favor of proposals one and two.

Stockholders of record as of the Record Date (November 20, 2015) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: December 1, 2015	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric Leire
Eric Leire
Chief Executive Officer, Principal Executive Officer and Director

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the board of directors (the “Board”) of DanDrit Biotech USA, Inc. (“DanDrit”) is soliciting your proxy to vote at a Special Meeting of Stockholders in lieu of an annual meeting of stockholders (the “Meeting”), including at any adjournments or postponements of the special meeting. You are invited to attend the special meeting to vote on the proposals described in this proxy statement. You do not, however, need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about December 1, 2015 to all stockholders of record entitled to vote at the special meeting.

How do I attend the special meeting?

The meeting will be held on Friday, January 8, 2016, at 4:00 p.m., local time, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the special meeting?

Only stockholders of record at the close of business on November 20, 2015 will be entitled to vote at the special meeting. On this record date, there were 9,348,237 shares of common stock outstanding and entitled to vote.

Stockholder of Record — Shares Registered in Your Name: If on November 20, 2015 your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If on November 20, 2015 your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the special meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

·	election of a slate of nominees consisting of current directors Dr. Eric Leire, N.E. Nielsen, Aldo Peterson and Dr. Jacob Rosenberg to serve as directors until the annual meeting of stockholders for the fiscal year ending June 30, 2017; and
·	ratification of the appointment of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2016.

 What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal No. 1, you may vote “For” all of the nominees to the board of directors or you may “Withhold” your vote for one or more of the nominees. With respect to Proposal No. 2, you may vote “For” or “Against” the ratification of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2016, or you may abstain from voting.

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Stockholder of Record — Shares Registered in Your Name: If you are a stockholder of record, you may vote in person at the meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy. To vote by proxy, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.

The method you use to vote will not limit your right to vote at the special meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the special meeting. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the special meeting.

 Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy and admission ticket from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of November 20, 2015.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director and “For” ratification of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2016. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to Eric Leire, our Chief Executive Officer, at Fruebjergvej 3, 2100 Copenhagen, Denmark.
•	You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

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 Your latest proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count:

•	“For” and “Withhold” votes with respect to Proposal No. 1;
•	“For” and “Against” votes with respect to Proposal No. 2; and
•	Abstentions and broker non-votes.

 For purposes of these proposals, abstentions will have no effect and will not be counted towards the vote total. Broker non-votes are counted as present, but are not entitled to vote on proposals for which brokers do not have discretionary authority and have no effect other than to reduce the number of affirmative votes needed to approve a proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers and stockholder proposals and director elections, even if those matters are not contested.

The election of directors is considered to be “non-routine,” thus a broker or other nominee cannot vote without instructions on Proposal No. 1, and therefore there may be broker non-votes in connection with this matter. Proposal No. 2 is considered to be “routine,” therefore no broker non-votes are expected to exist in connection with this matter.

In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

How many votes are needed to approve each proposal?

To be approved, Proposal No. 1, which relates to the election of directors, the four nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

To be approved, Proposal No. 2, which relates to the ratification of Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2016, must receive “For” votes from the holders of a majority of votes cast. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

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How can I find out the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting. Final voting results will be filed on a current report on Form 8-K on or before January 14, 2016.

What proxy materials are available on the internet?

The notice and proxy statement are available at http://www.viewproxy.com/DanDritBiotech/2016.

A copy of our Annual Report on Form 10-KT for the year ended December 31, 2014 and the transition period from January 1, 2015 through June 30, 2015, which has been filed with the Securities and Exchange Commission, is being mailed to you along with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report, may be obtained without charge upon written request to DanDrit Biotech USA, Inc. at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark.

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PROPOSAL NO. 1- ELECTION OF DIRECTORS

The Board is currently comprised of four members, and we are recommending the election of those members at the Meeting. Our by-laws provide that the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors. Any vacancies in the Board may be filled by a majority vote of the remaining directors, though less than quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of stockholders, or his or her earlier resignation or removal.

The Board has recommended for election current directors Dr. Eric Leire, N.E. Nielsen, Dr. Jacob Rosenberg, and Aldo Petersen. If elected at the Meeting, each nominee would serve until the next annual meeting of the stockholders, or his or her earlier resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees.

In the event that any nominee is unavailable for election as a result of an unexpected occurrence, shares represented by proxy will be voted for the election of such substitute nominee as the Board may propose. Each of the nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve if elected.

The following table identifies the nominees and certain information about each of them as of November 30, 2015:

Name	Age	Position	Director Since

Dr. Eric Leire	57	Chief Executive Officer and Director	February 2014
N.E. Nielsen	66	Chairman of the Board	February 2014
Aldo Michael Noes Petersen	53	Director	February 2014
Dr. Jacob Rosenberg	50	Director	February 2014

A brief biography of each nominee is set forth below, in addition to specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as one of our directors:

Dr. Eric Patterson Leire. Dr. Eric Leire has served as our Chief Executive Officer and as a director since February 2014. Previously, Dr. Leire was the Chief Executive Officer and a director of DanDrit Biotech A/S (“DanDrit Denmark”), our wholly owned subsidiary, since April 2011. Dr. Leire also served for two years as Chief Executive Officer and director of DKTI A/S, a listed Danish investment company from September 2012. In 2014 DKTI A/S filed a voluntary petition for bankruptcy under Danish law. Prior to these roles Dr. Leire was a partner at BioFund Venture Capital, a Finnish biotech venture fund, from August 2006 through September 2010 and a partner at Medwell Capital Corp., a Canadian venture fund, from April 2010 through May 2011. Dr. Leire has worked globally for many international pharmaceutical organizations, including Schering-Plough Corporation, Pfizer, Inc., Boots Pharmaceuticals Company PLC, Harvard AIDS Institute and bioStrategies Group. Dr. Leire also served as the Chief Executive Officer of U.S. biotech companies APT Therapeutics, Inc. and Paringenix, Inc. and currently serves on the board of directors of Novicol Canada and DanDrit Biotech USA Inc. Dr. Leire received his M.D. from the University of Medicine of Grenoble and his M.B.A. from ISA-HEC and the Kellogg School of Management at Northwestern University.

The Board believes that Dr. Leire’s significant global experience in the pharmaceutical and biotechnology industries will be a significant asset to DanDrit as it carries out its business plan, and for those reasons determined that he should serve on the Board.

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N.E. Nielsen. Mr. Nielsen has been a director and the Chairman of the Board since February 2014. Mr. Nielsen is a lawyer and has been a partner at the Lett Law Firm in Denmark since April 2011. Prior to this time, Mr. Nielsen was a partner with the Danish law firm, Bech-Bruun from 1978 to January 2011. He currently serves on the board of numerous companies, including as Chairman of DanDrit Biotech A/S since June 2013, as a director of Charles Christensen A/S since 1983 and as Chairman since May 2010, as Chairman of Charles GulveEngros A/S since June 2002, as Chairman of InterMail A/S since January 1995, as Chairman of Gammelrand Holding A/S since December 2009, as Chairman of GammelrandSkærvefabrik A/S since May 1995, as a director of EjendomsaktieselskabetMatr. 43 EiAvedøre since August 2000 and as Chairman since February 2009, as Chairman of GammelrandBeton A/S since April 2001, as Chairman of KonveloutfabrikkenDanmarks Fond since January 1995 and as chairman of Stylepit A/S and Stylepit.com A/S since June 2015. Mr. Nielson holds a Master of Law degree from the University of Copenhagen.

Mr. Nielsen’s significant global experience as a member of the board of directors or Chairman of various entities, including public companies, and his occupation as an attorney led the Board to determine that Mr. Nielsen is qualified to serve as a director of DanDrit.

Aldo Petersen. Mr. Petersen has been a director since February 2014. He has served as Chairman of LiqTech International, Inc., a clean technology company, since August 2011. He has been the Chief Executive Officer of APE Invest A/S, a private Danish investment company since 2006, when he sold Telepartner A/S, a formerly NASDAQ-listed company that he founded in 1986. Prior to Telepartner, he started and sold Dansk Fromue Invest, a Dannish hedge fund. Mr. Petersen has a B.A. degree in Economics from Copenhagen Business School.

The Board believes that Mr. Petersen’s experience as a businessman with extensive management experience and his knowledge of the capital markets qualifies him to be a director.

Dr. Jacob Rosenberg. Dr. Jacob Rosenberg has been a director since February 2014. Dr. Rosenberg currently serves as a director of DanDrit Denmark, a position he has held since May 2012. Prior to this role, Dr. Rosenberg served as Chairman of DanDrit Denmark’s board from 2003 to 2009 and as Chairman of T-cellic A/S from 2007 to 2008. Dr. Rosenberg was appointed as a Professor of Surgery at the University of Copenhagen in 2003, where he also received his M.D. in 1991. He also has a D.Sc. from the University of Copenhagen. Professor Rosenberg has overseen DanDrit Denmark’s Copenhagen based clinical trials.

The Board believes that Dr. Rosenberg is one of the leading experts in research in cancer and dendritic cells and, as a result, that he has a thorough understanding of DanDrit and its technology. The Board believes Dr. Rosenberg’s extensive research background and technical familiarity with the work performed by DanDrit renders him uniquely qualified to serve as a director.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH OF Dr. Eric Leire, N.E. Nielsen, Aldo Petersen, aND Dr. Jacob Rosenberg

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PROPOSAL NO. 2- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Gregory & Associates, LLC as our independent registered public accountants for the fiscal year ending June 30, 2016, and has further directed that management submit the appointment of the independent registered public accountants for ratification by our stockholders at the Meeting. Services provided to us by Gregory & Associates, LLC during the fiscal year ended December 31, 2014 and the transition period from January 1, 2015 through June 30, 2015 are described under “Audit-Related Matters—Auditor Fees and Services” below. We do not expect a representative of Gregory & Associates, LLC to be present at the Meeting.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and cast on this item will be required for approval. Abstentions and broker non-votes will be counted as represented, but will have no effect on the outcome.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF GREGORY & ASSOCIATES, LLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2016

We are not required by statute or our by-laws or other governing documents to obtain stockholder ratification of the appointment of Gregory & Associates, LLC as our independent registered public accountants. The Board has submitted the appointment of Gregory & Associates, LLC to the stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

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CORPORATE GOVERNANCE

Committees of the Board of Directors

The Board currently has no standing committees and acts as its own nominating, compensation and audit committee. The Board has determined that, due to our size and the current ability of the Board to adequately perform the functions of each of the nominating, compensation and audit committees, no such standing committees are necessary at this time. Each director participates in the consideration of executive officer and director compensation, and in the consideration of director nominees. We do not have an “audit committee financial expert” as defined by applicable SEC rules at this time because we have not been able to hire a qualified candidate. Further, we believe that we have inadequate financial resources at this time to hire such an expert. We intend to continue to search for a qualified individual for hire. From time to time, the Board will continue to reassess its structure.

Director Independence

Our common stock is traded on the OTC Bulletin Board, which does not maintain any standards regarding the “independence” of the directors on the Board, and we are not subject to such requirements of any national securities exchange or inter-dealer quotation system. In the absence of such requirements, we have elected to use the definition for “independent director” under the NYSE MKT’s rules, which define an “independent director” as any person other than an executive officer or employee of the company, who the Board affirmatively determines does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that Messrs. Nielsen and Petersen are independent as that term is defined in the rules of the NYSE MKT. In making these determinations, the Board has concluded that neither of our independent directors has an employment, business, family or other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our other directors, Dr.Leire and Mr. Rosenberg, are not considered independent under these rules because Mr. Leire serves as an executive officer and Mr. Rosenberg serves as a consultant to DanDrit.

Board Leadership Structure.

The Board does not have a formal policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for DanDrit at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate and other relevant factors. Considering these factors, the Board determined to separate the roles, with Mr. N.E. Nielsen serve as Chairman of the Board and Dr. Eric Leire serving as our Chief Executive Officer.

Board Role in Risk Oversight.

The Board administers its risk oversight function directly. The Board regularly discusses with management our major risk exposures, the potential financial impact on us if such risks and the steps taken to monitor and control those risks.

Board Nomination

The Board has not adopted procedures by which security holders may recommend nominees to the Board. The Board is of the view that it is appropriate for us not to have a standing nominating committee because our Board has performed and is expected to perform adequately the functions of a nominating committee.

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Board Meetings

The Board held 9 meetings (including regularly scheduled and special) during the fiscal year ended December 31, 2014, and 5 meetings during the transition period from January 1, 2015 through June 30, 2015. Each incumbent director attended greater than 75% of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the board on which each director served (during the period for which each director has been a director).

Although we do not have a policy with regard to Board members’ attendance at our annual or special meeting of stockholders, all directors are encouraged to attend the special meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than 10% of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by our officers and directors and greater than 10% beneficial owners were timely filed, with the exception of one Form 4 filed by Paseco ApS, a stockholder that beneficially owns greater than 10% of our common stock.

Code of Ethics

The Board has adopted a Corporate Code of Ethics and Conduct that applies to directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Corporate Code of Ethics and Conduct is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the Corporate Code of Ethics and Conduct is attached as Exhibit 14.1 to our Annual Report on Form 10-K filed with the SEC on July 17, 2012. We intend to satisfy disclosure requirements regarding amendments to, or waivers from, our code by posting such information on our website.

Emerging Growth Company

As a company with less than $1.0 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or JOBS Act, enacted in April 2012. An “emerging growth company” may take advantage of reduced reporting requirements that are otherwise applicable to public companies. These provisions include, but are not limited to:

●	Reduced disclosure about our executive compensation arrangements;

●	No non-binding shareholder advisory votes on executive compensation or golden parachute arrangements;

●	Exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting; and

●	Reduced disclosure of financial information in this prospectus, limited to two years of audited financial information and two years of selected financial information.

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As a smaller reporting company, each of the foregoing exemptions is currently available to us. We may take advantage of these exemptions until the last day of our fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act, which such fifth anniversary will occur in 2018 or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or if we issue more than $1.0 billion of non-convertible debt over a three-year-period. The JOBS Act permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies; provided, however, that an emerging growth company may elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have not elected to opt out of the transition period.

Because we have elected to take advantage of certain of the reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

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EXECUTIVE OFFICERS

General

The following table identifies our executive officers and certain information about each of them as of November 23, 2015.

Name	Age	Position	Officer Since

Dr. Eric Leire	57	Chief Executive Officer and Director	February 2014
Lone Degn	49	Chief Financial Officer	April 2015

Biographical information for Dr. Leire is provided under “Proposal No.1—Election of Directors.”

Lone Degn. Ms. Degn has served as the Chief Financial Officer and as a director since April 2015. Previously Ms. Degn served as financial controller at Saxo Bank for a period of eight years until the end of 2013. After working at Saxo Bank, she worked as an independent consultant for LD Consulting. Previously, she worked seven years at KPMG LLP in Denmark. Mrs. Degn has a B.A. degree in Business Administration from Copenhagen Business School.

Each of our officers is elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time and serves at the pleasure of the Board. There are no family relationships among any of the directors or executive officers. None of our executive officers or directors is related by blood, marriage or adoption.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth certain information with respect to compensation for the six months ended June 30, 2015 and for the years ended December 31, 2014 and 2013 earned by or paid to our named executive officers, who consist of Dr. Eric Leire, our chief executive officer, Lone Degn, our chief financial officer, and Robert Wolfe, our former chief financial officer.

Name and Principal Position	Year			Salary ($)		All Other Compensation ($)		Total ($)

Dr. Eric Leire	2015	(1)	(2)	157,101		20,601	(3)	177,702
Chief Executive Officer	2014			310,250		36,052		346,302
	2013			169,442		1,069		170.511

Lone Degn	2015	(1)	(2)	32,594		3,450		36,044
Chief Financial Officer

Robert Wolfe	2015	(2)	(4)	70,000	(5)	55,200	(4)	125,200
Former Chief Financial Officer	2014			84,000		–		84,000

(1)	All values, except for compensation to Robert Wolfe, are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the average currency exchange rate of $1.00 = DKK 6.6836, for the six months ended June 30, 2015. We do not make any representation that the Danish Krone amounts could have been, or could be, converted into U.S. dollars at such rate on June 30, 2015, or at any other rate.
(2)	Represents compensation earned through June 30, 2015, including (i) coverage of expenses relating to mobile phone and internet connection usage, and (ii) a 10% pension accrued but not yet paid.
(3)	Consists of (i) a company car at a value up of DKK 5,100 ($829, based on the currency exchange rate of $1.00 = DKK 6.1534, as of December 31, 2014) per month (monthly lease value) and all expenses in connection with the maintenance and use of the car; (ii) coverage of all expenses relating to Dr. Leire’s mobile phone, home computer, Internet connection as well as his home phone; and (iii) coverage of all the expenses relating to Dr. Leire’s subscription to a fitness club; and (iv) 10% pension accrued or paid to Danish pension company.
(4)	Mr. Wolfe ceased to be Chief Financial Officer of DanDrit Denmark effective as of April 28, 2015, but continued to work for us through October 2015. As a part of an agreement entered into between Mr. Wolfe and the Company, Mr. Wolfe was entitled to received the salary owed to him based on his employment contract with the Company, any outstanding unpaid expenses, attorney fees (with a maximum amount of $4,000) and certain additional expenses. All other compensation reflects $4,000 in legal services and $20,000 for consultancy services and the remainder is a fee that was paid to Mr. Wolfe in connection with his resignation.
(5)	Reflects a payment of $10,000 following the filing of our Annual Report on Form 10-K for the year ended December 31, 2014 pursuant to his agreement with DanDrit and DanDrit Denmark entered into on March 13, 2015.

Employment Arrangements

We have employments agreement with Dr. Leire, Ms. Degn and Mr. Robert Wolfe, our former Chief Financial Officer.

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Leire Employment Agreement

Effective March 1, 2012, DanDrit Denmark entered into an Employment Agreement with Dr. Eric Leire, to serve as its Managing Director. Pursuant to the terms and conditions of the Employment Agreement, Dr. Leire will be employed by DanDrit Denmark for an indefinite term unless the agreement is earlier terminated as described below. The Employment Agreement provides that he will initially receive a salary of 2,100,000 DKK ($341,275 based on the currency exchange rate of $1.00 = DKK 6.1534, as of December 31, 2014) gross per year, to be paid in equal monthly installments on the last day of each month and subject to annual review and increases by the Board, as it deems appropriate.

In addition to his salary, Dr. Leire is entitled to receive: (i) a company car at a value up of DKK 5,100 ($829, based on the currency exchange rate of $1.00 = DKK 6.1534, as of December 31, 2014) per month (monthly lease value) and DanDrit Denmark shall defray all expenses in connection with the maintenance and use of the car; (ii) coverage of all expenses relating to Dr. Leire’s mobile phone, home computer, Internet connection and his home phone; (iii) coverage of all the expenses relating to Dr. Leire’s subscription to a fitness club; (iv) a bonus of up to DKK 400,000 ($65,005) per year if Dr. Leire reaches certain conditions as specified in the Employment Agreement; and (v) coverage under DanDrit Denmark’s pension plan. In 2014, Dr. Leire’s bonus was based upon the implementation of a clinical trial with advanced colorectal cancer patients (40%) and business development with respect to the negotiation of certain partnerships (60%). In accordance with the pension plan, we pay 10% of Dr. Leire’s salary into his pension as a contribution, while Dr. Leire pays 5% of his salary.

DanDrit Denmark may terminate Dr. Leire’s employment with 12 months’ notice to the end of a month. If DanDrit Denmark terminates Dr. Leire’s employment, he is entitled to be released from his duty to work (in Danish “fritstillet”) during the notice period. Dr. Leire may terminate his employment with 6 months’ notice to the end of a month. In case of a material breach of the Employment Agreement by us or Dr. Leire, the non-defaulting party can terminate the Employment Agreement without notice and can claim damages in accordance with the general Danish law of damages. If Dr. Leire suspends payments, or insolvency proceedings are commenced against his estate, DanDrit Denmark can terminate the employment without notice. Dr. Leire’s employment will automatically cease without notice at the end of the month in which he attains the age of 70. The Employment Agreement contains non-competition and non-solicitation clauses.

Degn Employment Agreement

Effective March 12, 2015, DanDrit Denmark entered into an Employment Agreement with Ms. Degn to serve as its Chief Financial Officer. Pursuant to the terms and conditions of the Employment Agreement, Ms. Degn will be employed by DanDrit Denmark for an indefinite term unless the agreement is earlier terminated as described below. The Employment Agreement provides that Ms. Degn will initially receive a salary of DKK 60,000 ($8,977, based on the average currency exchange rate of $1.00 = DKK 6.6836, for the six months ended June 30, 2015) gross per month, to be paid monthly on the last business day of each month and subject to annual review and increases by the board of directors of DanDrit Denmark, as it deems appropriate.

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In addition to her salary, Ms. Degn is entitled to receive (i) reimbursement of all reasonable costs and expenses incurred in connection with the performance of her duties in accordance with the terms of her Employment Agreement and (ii) coverage of all expenses relating to Ms. Degn’s mobile phone, Internet connection at home and a laptop. DanDrit Denmark has agreed to contribute an amount equal to 10% of Ms. Degn’s yearly salary to a pension fund or bank account established for such purpose.

Either DanDrit Denmark or Ms. Degn may terminate the employment in accordance with the Danish Salaried Employees Act.

Wolfe CFO Service Agreement

Effective January 1, 2014, DanDrit Denmark entered into a CFO Service Agreement with Robert Wolfe to serve as Chief Financial Officer and Chief Financial Officer of DanDrit following the closing of the Share Exchange. Pursuant to the terms and conditions of the CFO Service Agreement, Mr. Wolfe was employed by DanDrit Denmark for an indefinite term. The CFO Service Agreement provided that Mr. Wolfe received an initial salary of $78,000 gross per year which was paid monthly and a one-time sign on fee of $6,000.

In addition to his salary, Mr. Wolfe was entitled to receive reimbursement of all reasonable costs relating to his work for us, including travel, accommodation and meal expenses incurred in connection with work outside the agreed premises.

On March 13, 2015, DanDrit, DanDrit Denmark and Mr. Wolfe entered into an agreement pursuant to which Mr. Wolfe ceased to be Chief Financial Officer of DanDrit Denmark effective as of April 28, 2015, but continued to work for us through October 2015 on substantially the same terms as provided in the CFO Service Agreement. Under this agreement, Mr. Wolfe received a payment of $10,000 following the filing of our Annual Report on Form 10-K for the year ended December 31, 2014.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards to our named executive officers as of December 31, 2014 or June 30, 2015.

Compensation of Directors

For the six month ended June 30, 2015 and the fiscal year ended December 31, 2014, we did not compensate our directors, or issue any equity awards to our directors, for their services other than to reimburse them for out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. In order to attract and retain qualified independent directors, we may in the future adopt a compensation plan for non-employee directors that includes cash as well as equity-based compensation.

Retirement, Post-Termination and Change in Control

We do not have post-termination or change in control arrangements with directors, officers or other employees, but the Board may recommend adoption of one or more such programs in the future.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Described below are transactions or series of transactions that occurred from January 1, 2014 through the date of this report (the “Reporting Period”) between us and our executive officers, directors or the beneficial owners of 5% or more of our common stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

All as-converted U.S. dollar amounts in this section give effect to the currency exchange rate in effect on the date of the applicable transaction.

Share Exchange Transactions

On February 12, 2014, in accordance with the terms and conditions of a Share Exchange Agreement, DanDrit completed the acquisition of approximately 100% of the issued and outstanding capital stock of DanDrit Denmark (the “Share Exchange”) and as a result became DanDrit Denmark’s parent company. In connection with the Share Exchange, each outstanding share of common stock of DanDrit Denmark was exchanged for 1.498842 shares of DanDrit’s common stock for an aggregate of 6,000,000 shares, including 185,053 shares of common stock reserved for issuance, in accordance with Section 70 of the Danish Companies Act and the Articles of Association of DanDrit Denmark, to the DanDrit Denmark shareholders who did not consent to the Share Exchange and deemed issued and outstanding for accounting purposes. In addition, in connection with the Share Exchange (1) the sole shareholder prior to the Share Exchange agreed to cancel 4,400,000 shares of outstanding common stock owned by it and (2) the board of directors and executive management of DanDrit Denmark was appointed to serve as the Board and executive management of DanDrit effective upon the resignation of the sole officer and director of DanDrit prior to the closing of the Share Exchange. In connection with the closing of the Shares Exchange, we engaged in the following related party transactions:

•	We and NLBDIT 2010 Services, LLC, a significant stockholder, entered into a Share Cancellation Agreement pursuant to which NLBDIT 2010 Services, LLC agreed to the cancellation of an aggregate of 4,400,000 of our issued and outstanding shares of common stock owned by it prior to the Share Exchange, effective upon the closing of the Share Exchange.

•	We issued 52,618 shares of our common stock to Sune Olsen Holding, a significant stockholder, in exchange for 35,106 shares of DanDrit Denmark that were issued in December 2013 to Sune Olsen Holding upon conversion in full of certain then-outstanding indebtedness.

Other Transactions

During the Reporting Period, professional fees of $125,765 were paid on our behalf by Sunrise Financial Group Inc. to Troutman Sanders LLP. The President of Sunrise Financial Group Inc. was our former President and sole stockholder.

On January 7, 2015, we paid professional fees of $317,613 to the Lett Law Firm for services billed during the Reporting Period. Our Chairman is a partner of the Lett Law Firm. As of June 30, 2015, we had an escrow account of $1,052,989 with the Lett Law Firm, and a total of $349,162 was accrued and due and payable to them for legal services provided for DanDrit Denmark.

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Post-Share Exchange Lending Arrangements

On November 11, 2013, November 20, 2013 and December 2, 2013 DanDrit Denmark received a loan facility from Sune Olsen Holding to ensure financing until new equity was raised. Borrowings under the loan facility bore interest at a rate of 5% per year. Under the loan facility, DanDrit Denmark borrowed an aggregate principal amount of DKK 2,805,000 ($517,337), which, together with accrued interest of DKK 2,927,956 (USD $490,971), was repaid in full on November 26, 2014.

DanDrit Denmark received an additional loan (the “New Sune Olsen Loan”) from Sune Olsen, managing member of Sune Olsen Holding, to ensure financing until new equity was raised. The New Sune Olsen Loan in the amount of DKK 1,000,000 ($184,434) was issued on December 20, 2013. The New Sune Olsen Loan was to be repaid May 1, 2014 and carried an interest rate of 5% per year. During March 2014, DanDrit Denmark extended the maturity date of the New Sune Olsen Loan from May 1, 2014 to the latest of 14 days after the completion of a contemplated stock offering by DanDrit and February 1, 2015. On November 26, 2014 we repaid in full the outstanding principal of the New Sune Olsen Loan, together with accrued interest of DKK 1,039,207 (USD $174,258).

On February 15, 2014 and March 18, 2014, DanDrit Denmark received loans (the “2014 Loans”) of DKK 2,500,000 ($461,877) and 2,300,000 ($424,927), respectively. The 2014 Loans, evidenced by that certain Loan Agreement by and between DanDrit Denmark and PasecoApS, a significant stockholder (“Paseco”), dated March 21, 2014, carry an interest rate of 5% per year and were payable on February 1, 2015. On April 29, 2014, DanDrit Denmark and Paseco entered into an amendment whereby the terms of the 2014 Loans could be extended at our option for an additional year with an increase in the interest rate to 7%. On October 17, 2014, we repaid the outstanding principal of DKK 4,800,000 (USD $836,830), together with accrued interests of DKK 4,944,041 (USD $851,423).

Approval of Related Party Transactions

We have not adopted written policies and procedures for the review and approval of any transaction required to be reported under Item 404(a) of Regulation S-K. In approving these transactions, we follow the guidance of section 144 of the Delaware General Corporation Law.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 24, 2015 certain information regarding the beneficial ownership of our shares, by (i) each person known to us to be the beneficial owner of more than 5% of our shares, (ii) our named executive officers and directors and (iii) all of our directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the SEC and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Applicable percentage ownership in the following table is based on 9,533,290 shares of common stock outstanding as of November 24 2015 plus, for each individual, any securities that individual has the right to acquire within 60 days of November 24, 2015. Unless indicated otherwise, the address for the beneficial holders is c/o DanDrit Biotech USA, Inc., P.O. Box 189, Randolph, Vermont 05060.

Name of Beneficial Owner	Number of Shares	% Ownership

5% Shareholders:
Sune Olsen Holding ApS (1)	1,157,500	12.14%
Paseco ApS (2)	852,729	8.95%
Media-Invest Danmark A/S (3)	793,923	8.33%
DKTI A/S (4)	555,869	5.83%
Belle Invest ApS (5)	541,755	5.68%
RS Group ApS (6)	515,000	5.40%
Karsten Ree Holding B ApS (7)	500,000	5.24%
NLBDIT 2010 Services, LLC (8)	500,000	5.24%

Directors/Named Executive Officers:
Eric Jean Marie Leire (9)	8,615	*
Lone Degn	–	–
NE Nielsen (10)	–	–
Dr. Jacob Rosenberg (11)	31,476	*
Aldo Petersen	–	–
All current executive officers and directors as a group (5 persons)	40,091	*

______________________

*	Less than one percent of the outstanding shares of common stock.
(1)	Reflects (i) 777,588 shares beneficially owned by Sune Olsen Holding ApS, Biotech Invest ApS and Sardinian Solar Park ApS and (ii) 379,912 shares beneficially owned by Sune Olsen. Each of Sune Olsen Holding ApS, Biotech Invest ApS and Sardinian Solar Park ApS is a Danish entity with an address of Jagtvej 169 B 4, 2100 Copenhagen, Denmark. The voting and disposition of the shares owned by Sune Olsen Holding ApS, Biotech Invest ApS and Sardinian Solar Park ApS are controlled by Mr. Olsen.
(2)	Reflects (i) 483,429 shares beneficially owned by Paseco ApS and (ii) 369,300 shares beneficially owned by Northern Biotech Fund Sarl. Paseco ApS is a Danish entity which has an address of Naesset 26, Munkebo 5330 Denmark. Northern Biotech Fund Sarl is a Luxembourg entity and has an address of C/O Banque Havilland SA, 35A Avenue JF Kennedy, Luxembourg. The voting and disposition of the shares owned by Paseco and Northern Biotech are controlled by Ole Abildgaard.
(3)	Shares are owned by Media-Invest Danmark ApS, a Danish entity with an address of Ostergade 61 4, 1100 Copenhagen, Denmark. The voting and disposition of the shares owned by Media-Invest are controlled by Mr. Thomas Ulletved Rasmussen.
(4)	DKTI A/S is a Danish public limited liability company with an address of Frederiksgade 21 1, 1265 Copenhagen, Denmark. In 2014 DKTI A/S went bankrupt and is now under voluntary liquidation.

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(5)	Reflects (i) 486,677 shares beneficially owned by Bele Invest ApS and (ii) 55,078 shares beneficially owned by Roas Holding ApS. Each of Bele Invest ApS, a Danish entity, and Roas Holding ApS, a Danish entity, have an address of Vermehrensvej 7, 2930 Klampenborg Denmark. The voting and disposition of the shares owned by the Bele Invest ApS and Roas Holding ApS are controlled by Mrs. Dina Rosenberg.
(6)	As reported on Schedule 13D filed with the SEC on March 5, 2015. RS Group ApS is a Danish entity with an address of Stumpedyssevej 17, 2970 Horsholm. The voting and disposition of the shares owned by RS Group are controlled by Mr. Renè Sindlev.
(7)	As reported on Schedule 13D filed with the SEC on March 5, 2015. Karsten Ree Holding B ApS is a Danish entity with an address of Generatorvej 8D, Soborg 2860, Denmark. The voting and disposition of the shares owned by Karsten Ree Holding B ApS are controlled by Karsten Ree.
(8)	NLBDIT 2010 Services, LLC has an address of c/o Sunrise Securities Corp., 600 Lexington Avenue, 23rd Floor, New York, NY 10022. The voting and disposition of the shares owned by NLBDIT are controlled by Nathan Low, principal of Sunrise Securities Corp.
(9)	The holder has an address of 10 Dreve des Libellules, 1170 Boitfort, Belgium.
(10)	The holder has an address of Lett Law Firm, Raadhuspladsen 4, DK-1550 Copenhagen, Denmark.
(11)	Shares are owned by Jaro Holding ApS, a Danish entity with an address of C.F. Richs Vej 44, 2000 Frederiksberg Denmark. The voting and disposition of the shares owned by the company are controlled by Dr. Rosenberg.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Our current principal independent registered public accountant is Gregory & Associates, LLC. We do not expect a representative of our independent public accountant to be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees

The following table summarizes the fees billed to us by Gregory & Associates, LLC for the six months ended June 30, 2015 and fiscal years ended December 31, 2014 and 2013 for audit services:

	Six Months Ended June 30,	Year Ended December 31,
	2015	2014	2013
Audit fees	$46,625	$67,835	$48,927
Audit-related fees	–	–	–
Tax fees	–	–	–
All other fees	–	22,380	–
Total fees	$46,625	$90,215	$48,927

The following table summarizes the fees billed to us by Raich Ende Malter & Co. LLP, our registered public accountant until February 12, 2014, for the six months ended June 30, 2015 and fiscal years ended December 31, 2014 and 2013 for audit services:

	Six Months Ended June 30,	Year Ended December 31,
	2015	2014	2013
Audit fees (1)	$–	$–	$–
Audit-related fees (2)	–	–	–
Tax fees (3)	–	–	–
All other fees (4)	–	–	6,791
Total fees	$–	$–	$6,791

“Audit fees” consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

“Audit-related fees” consist of fees for services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees.

“Tax fees” consist of fees for tax compliance, tax advice and tax planning services.

“All other fees” consist of all fees for products and services other than audit, audit-related and tax services.

Audit Committee Pre-approval

The Board, which performs the functions of an audit committee, approves all audit and non-audit services that are to be performed by our registered public accountant.

From time to time, the Board may pre-approve specified types of services that are expected to be provided to us by our registered public accountant during the next 12 months. Any pre-approval is detailed as to the particular service or type of services to be provided and is subject to a maximum dollar amount.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We historically retained Raich Ende Malter & Co. LLP as our principal accountant. In connection with the closing of the Share Exchange on February 12, 2014, we terminated Raich and retained Gregory & Associates, LLC as our principal accountant, which termination and retention were approved by the Board.

Raich Ende Malter & Co. LLP’s report on the financial statements for the year ended March 31, 2013 and 2012 included in the Form 10-K for the year ended March 31, 2013 as filed with the SEC did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report included disclosure of uncertainty regarding our ability to continue as a going concern.

From inception through February 12, 2014, we had no disagreements with Raich Ende Malter & Co. LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We did not consult with Gregory & Associates, LLC on any matter prior to the Share Exchange.

We have authorized Raich Ende Malter & Co. LLP to respond fully to the inquiries of Gregory concerning any matters discussed above. We have furnished Raich Ende Malter & Co. LLP and Gregory & Associates, LLC with a copy of the above statements, and provided each of them with an opportunity to include in this proxy statement a statement in the event it believes that that above statements are incorrect or incomplete.

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OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one proxy statement is being delivered to two or more security holders who share an address, unless we have received contrary instruction from one or more of the security holders. We will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us, by writing to us at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before August 3, 2016. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board may send a letter to N.E. Nielsen, Chairman of the Board, at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Nielsen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Other Matters

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the nominees for director and the ratification of Gregory & Associates, LLC. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding us that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of our Annual Report on Form 10-KT for the year ended December 31, 2014 and the transition period from January 1, 2015 through June 30, 2015, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report, may be obtained without charge upon written request to DanDrit Biotech USA, Inc. at Fruebjergvej 3, Box 62, 2100 Copenhagen, Denmark, or on the SEC’s internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

December 1, 2015	/s/ Eric Leire
Eric Leire
Chief Executive Officer, Principal Executive Officer and Director

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PROXY

DANDRIT BIOTECH USA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

 TO BE HELD ON JANUARY 8, 2016

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) N.E. Nielsen and Aldo Petersen, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of DanDrit Biotech USA, Inc. (the “Company”) which the stockholder(s) would be entitled to vote on all matters which may come before the Special Meeting of Stockholders to be held at

4:00 p.m., local time on Friday, January 8, 2016 and at any adjournment or adjournments thereof, at LETT Law Firm, Rådhuspladsen 4, 1550 Copenhagen, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on January 8, 2016.

The proxy statement and annual report on Form 10-K are available at

http://www.viewproxy.com/DanDritBiotech/2016

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Meeting Information	How to Vote
Date: January 8, 2016 Time: 4:00 PM (local time in Copenhagen, Denmark) Location: LETT Law Firm Rådhuspladsen 4 1550 Copenhagen, Denmark	To vote, simply complete and mail the proxy card in the enclosed pre-paid envelope. Alternatively, you may elect to vote in person at the special meeting. You will be given a ballot when you arrive.

Voting Items

 The Board of Directors recommends you vote FOR the proposals one and two:

1.	Election of four directors for a term of one year or until the next annual meeting of stockholders. Nominees:

Eric Leire

N.E. Nielsen

Jacob Rosenberg

Aldo Petersen

2.	RATIFICATION OF GREGORY & ASSOCIATES, LLC AS INDEPENDENT AUDITOR FOR DANDRIT BIOTECH USA, INC. FOR THE FISCAL YEAR ENDING JUNE 30, 2016.